================================================================================







                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

             Current Report Filed Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 Date of Report
                (Date of earliest event reported): June 1, 1999

                                 FORCENERGY INC
                              Debtor-In-Possession
             (Exact name of registrant as specified in its charter)



            Delaware                       0-26444                      65-0429338
(State or other jurisdiction of    (Commission File Number)         (I.R.S. Employer
incorporation or organization)                                      Identification No.)


                         2730 S.W. 3rd Avenue, Suite 800
                            Miami, Florida 33129-2356
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (305) 856-8500
                         (Registrant's telephone number,
                              including area code)

                      ------------------------------------

ITEM 5. OTHER EVENTS

         On March 21, 1999 (the "Petition Date"), Forcenergy Inc.
("Forcenergy") and its wholly-owned subsidiary, Forcenergy Resources, Inc. ("Resources"), each filed separate petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"), 11 U.S.C. Section 101 ET SEQ., with the United States Bankruptcy Court for the Eastern District of Louisiana (the "Bankruptcy Court"), under Case Nos. 99-11391 "A" and 99-11392 "A", respectively. Pursuant to Sections 1107 and 1108 of the Bankruptcy Code, Forcenergy and Resources are continuing to operate their businesses and manage their properties as debtors-in-possession.

         The Company has recently petitioned the Securities and Exchange Commission (the "Commission") for relief of periodic reporting requirements under the Exchange Act of 1934, specifically, Forms 10-K and 10-Q. In its petition the Company has requested that instead of Forms 10-K and 10-Q that it be permitted to file the monthly reports to the Bankruptcy Court with the Commission under Form 8-K. The request is still under consideration by the Commission. The contents of this Item 5 files the first report to the Bankruptcy Court filed on June 1, 1999 for the period from March 22, 1999 to April 30, 1999.

                            MONTHLY OPERATING REPORT

                                   Chapter 11

CASE NAME:  FORCENERGY INC                           NO.  99-11391 "A"
            jointly administered with

           FORCENERGY RESOURCES INC                  NO. 99-11392 "A"

For Period MARCH 22, 1999 TO APRIL 30, 1999

================================================================================

                          THIS REPORT IS DUE 30 DAYS AFTER THE END OF THE MONTH.

Mark One Box for each     The debtor must attach each of the following reports
Required Report/Documents unless the United States Trustee has waived the requirement in writing. File original with Clerk of Court and duplicate with UST with an original signature.

--------------------------------------------------------------------------------

Report/Document      Previously
   Attached            Waived         REQUIRED REPORTS/DOCUMENTS

================================================================================

         ( X )             (   )     Comparative Balance Sheet  (FORM 2-B)
         NOTE:  SEE ENCLOSED MONTHLY FINANCIAL PACKAGE

         ( X )             (   )     Profit and Loss Statement  (FORM 2-C)
         NOTE:  SEE ENCLOSED MONTHLY FINANCIAL PACKAGE

         ( X )             (   )     Cash Receipts & Disbursements Statement
                                     (FORM 2-D)

         ( X )             (   )     Supporting Schedules (FORM 2-E)
         NOTE: SEE ENCLOSED MONTHLY FINANCIAL PACKAGE FOR SUMMARY ACCOUNTS PAYABLE AGING AND SUMMARY ACCOUNTS RECEIVABLE AGING

         ( X )             (   )     Narrative  (FORM 2-F)

         ( X )             (   )     Copies of Bank Statement(s) and
                                     Reconciliations of Bank Balance to Book
                                     Balance for all Account(s)

================================================================================

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on: May 28, 1999      Debtor (s)
             ------------                            --------------------------

                                                     --------------------------


                                 By:                 E. Joseph Grady
                                 Position:           Vice-President, Chief
                                                     Financial Officer
                                                     & Treasurer

                                 Telephone No.:
                                 of Preparer         305-856-8500

                                                                       FORM 2-A
                                                                       5/96

FORCENERGY INC                                                  NO. 99-11391 "A"
JOINTLY ADMINISTERED WITH
FORECENERGY RESOURCES INC                                       NO. 99-11392 "A"













                     Consolidated Monthly Financial Package
                             (Historical Cost Basis)
                                   April 1999
                           (From March 22 to April 30)

                                 FORCENERGY INC

                                TABLE OF CONTENTS

                                     4/30/99

                                                                         Page
                                                                         ----

Highlights - Current Month............................................     1

Highlights - Current Quarter..........................................     2

Consolidated Statement of Income......................................     3

Consolidated Balance Sheet............................................     4

Consolidated Statement of Cash Flows..................................     5

Summary of Production Activity........................................     6

Revenue by Region - Accrual Basis.....................................     7

Production by Region - Accrual Basis..................................     8

Field Prices by Region - Accrual Basis................................     9

Lease Operating Expenses by Region - Accrual Basis....................    10

General and Administrative Expense Summary - Total Company............    11

Actual/Budget Comparison - Capital Expenditures Summary...............    12

Trended Statement of Operations ......................................    13

Trended Balance Sheet.................................................    14

Trended Statement of Cash Flows.......................................    15

Accrued Revenue Receivable Analysis...................................    16

Post-Petition Accounts Payable Aging..................................    17

                                 FORCENERGY INC
                                   HIGHLIGHTS
                         (IN THOUSANDS, EXCEPT RATIOS)
                                    4/30/99




                                               CURRENT MONTH                     YEAR TO DATE
                                     -------------------------------    --------------------------------
OPERATIONS                            ACTUAL       BUDGET   VARIANCE     ACTUAL      BUDGET     VARIANCE
                                     -------------------------------    --------------------------------
PRODUCTION:
Oil (mbbls)                               855          --        855      2,619          --       2,619
Plant Products (mbbls)                     33          --         33         95          --          95
                                     -------------------------------    --------------------------------
     Total mbbls                          888          --        888      2,714          --       2,714
                                     -------------------------------    --------------------------------

Gas (mmcf)                              7,648          --      7,648     23,651          --      23,651
                                     -------------------------------    --------------------------------
 Total (mboe)                           2,163          --      2,163      6,656          --       6,656
                                     -------------------------------    --------------------------------

AVERAGE FIELD PRICES
Oil ($/bbl)                          $  13.45      $   --   $  13.45    $  11.40     $    --    $  11.40
Plant Products ($/bbl)                   8.42          --       8.42        7.59          --        7.59
Gas ($/mcf)                              1.76          --       1.76        1.73          --        1.73
                                     -------------------------------    --------------------------------
Equivalent ($/boe)                   $  11.70      $   --   $  11.70    $  10.73     $    --    $  10.73

PRICES, AFTER HEDGING

Oil ($/bbl)                          $  13.45      $   --   $  13.45    $  11.95     $    --    $  11.95
Liquids ($/bbl)                      $   8.42      $   --   $   8.42    $   7.57     $    --    $   7.57
Gas ($/mcf)                          $   1.76      $   --   $   1.76    $   1.99     $    --    $   1.99

Oil (average NYMEX)                  $  16.95      $   --   $  16.95    $  13.86     $    --    $  13.86
Gas (average NYMEX)                  $   1.85      $   --   $   1.85    $   1.78     $    --    $   1.78

FINANCIAL
REVENUE
Oil                                  $ 11,484      $   --   $ 11,484    $ 29,846     $    --    $ 29,846
Plant Products                            278          --        278         720          --         720
                                     -------------------------------    --------------------------------
     Subtotal - Liquids                11,762          --     11,762      30,566          --      30,566
Gas                                    13,483          --     13,483      40,881          --      40,881
                                     -------------------------------    --------------------------------
     Subtotal - Oil & Gas              25,245          --     25,245      71,447          --      71,447
Other, including hedging                   20          --         20       8,024          --       8,024
                                     -------------------------------    --------------------------------
     Total Revenue                   $ 25,265      $   --   $ 25,265    $ 79,471     $    --    $ 79,471

Gross Operating Income

     (excl. hedging gain/(loss))     $    124      $   --   $    124    $(10,829)    $    --    $(10,829)

Net Income/(Loss)(1)                 $    762      $   --   $    762    $(14,176)    $    --    $(14,176)
Weighted Avg. Shares O/S - Basic       24,754          --     24,754      24,750          --      24,750
Weighted Avg. Shares O/S - Diluted     24,754          --     24,754      24,750          --      24,750
Earnings per Share - Basic           $   0.03      $   --   $   0.03    $  (0.57)    $    --    $  (0.57)
Earnings per Share - Diluted         $   0.03      $   --   $   0.03    $  (0.57)    $    --    $  (0.57)
CAPITAL EXPENDITURES
Acquisition/property sales           $    282      $   --   $    282    $    252     $    --    $    252
Exploration/development                   768          --        768      15,882          --      15,882
                                     -------------------------------    --------------------------------
 Total                               $  1,049      $   --   $  1,049    $ 16,134     $    --    $ 16,134

CASH FLOW
EBITDA                               $ 20,646      $   --   $ 20,646    $ 46,527     $    --    $ 46,527
EBITDA/Mboe produced                 $   9.55      $   --   $   9.55    $   6.99     $    --    $   6.99
Discretionary Cash Flow (DCF)        $ 14,297      $   --   $ 14,297    $ 26,602     $    --    $ 26,602
DCF per Share - Basic                $   0.58      $   --   $   0.58    $   1.07     $    --    $   1.07
DCF per Share - Diluted              $   0.58      $   --   $   0.58    $   1.07     $    --    $   1.07

-----------------
(1) The settlement of terminated hedging contracts existing as of the Filing Date, amounting to $5.7 million during this period, is recorded in Interest & Other Income. Recurring hedging gains and losses, if any, are included in revenue.

                                 FORCENERGY INC
                             HIGHLIGHTS - QUARTERLY
                     (IN THOUSANDS, EXCEPT PER BOE AMOUNTS)
                                     4/30/99

                                      1st Quarter  --------------------------------     Year-to-      Year-to-
                                        Actual       April      Total       Budget       Actual        Budget
                                       --------    --------------------------------    ------------------------
FINANCIAL:
Revenue                                $ 54,206    $ 25,265    $ 25,265    $     --    $    79,471   $       --
Expenses                                 57,412      25,141    $ 25,141          --         82,553           --
                                       --------    --------------------------------    ------------------------
Income from Operations                   (3,206)   $    124    $    124          --    $    (3,082)          --
Other Income/Expense(1)                 (11,732)        638         638          --        (11,094)          --
                                       --------    --------------------------------    ------------------------
Net Income/(Loss)                      $(14,938)   $    762    $    762    $     --        (14,176)  $       --
                                       ========    ================================    ========================

Weighted Avg. Shares O/S - Basic         24,750      24,754      24,754          --         24,750           --
Weighted Avg. Shares O/S - Diluted       24,750      24,754      24,754          --         24,750           --

Earnings per Share - Basic             $  (0.60)   $   0.03    $   0.03    $     --    $     (0.57)  $       --
Earnings per Share - Diluted           $  (0.59)   $   0.03    $   0.03    $     --    $     (0.57)  $       --

EBITDA                                 $ 25,881    $ 20,646    $ 20,646    $     --    $    46,527   $       --
EBITDA per BOE                         $   5.76    $   9.55    $   9.55    $     --    $      6.99   $       --

Discretionary Cash Flow                $ 12,781    $ 14,297    $ 14,297    $     --    $    26,602   $       --
DCF per Share - Basic                  $   0.52    $   0.58    $   0.58    $     --    $      1.07   $       --
DCF per Share - Diluted                $   0.50    $   0.58    $   0.57    $     --    $      1.07   $       --

PRODUCTION:
Oil (mbbls)                               1,764         855         855          --          2,619           --
Plant Products (mbbls)                       62          33          33          --             95           --
                                       --------    --------------------------------    ------------------------
     Total mbbls                          1,826         888         888          --          2,714           --
                                       --------    --------------------------------    ------------------------

Gas (mmcf)                               16,003       7,648       7,648          --         23,651           --
                                       --------    --------------------------------    ------------------------
 Total (mboe)                             4,493       2,163       2,163          --          6,656           --
                                       --------    --------------------------------    ------------------------

AVERAGE FIELD PRICES:
Oil ($/bbl)                            $  10.41    $  13.45    $  13.45    $     --    $    11.40    $       --
Plant Products ($/bbl)                 $   7.15    $   8.42    $   8.36    $     --    $     7.59    $       --
Gas ($/mcf)                            $   1.71    $   1.76    $   1.76    $     --    $     1.73    $       --
                                       --------    --------------------------------    ------------------------
 Equivalent ($/boe)                    $  10.59    $  11.67    $  11.67    $     --    $     10.73   $       --

PRICES, AFTER HEDGING:
Oil ($/bbl)                            $  10.75    $  13.45    $  13.45    $     --    $     11.95   $       --
Plant Products ($/bbl)                 $  10.69    $   8.42    $   8.36    $     --    $      7.57   $       --
Gas ($/mcf)                            $   2.13    $   1.76    $   1.76    $     --    $      1.99   $       --

Oil (average NYMEX)                    $  12.82    $  16.95    $  16.95    $     --    $     13.86   $       --
Gas (average NYMEX)                    $   1.75    $   1.85    $   1.85    $     --    $      1.78   $       --

PER BOE:

REVENUE
Oil and Gas Sales                      $  10.28    $  11.67    $  11.67    $     --    $     10.73   $       --
Hedging gain/(loss)                        1.72          --          --          --           1.16           --
                                       --------    --------------------------------    ------------------------
 Total Oil and Gas Sales                  12.00       11.67       11.67          --          11.90           --
Other                                      0.06        0.01        0.01          --           0.04           --
                                       --------    --------------------------------    ------------------------
 Total Revenue                            12.06       11.68       11.68          --          11.94           --
                                       --------    --------------------------------    ------------------------

EXPENSES
Lease Operating Expenses                   5.20        4.58        4.59          --           5.00           --
Production Taxes                           0.19        0.21        0.21          --           0.19           --
Dep. Deprec & Amortiz                      6.45        6.45        6.45          --           6.45           --
General & Administrative                   0.79        0.48        0.48          --           0.69           --
Reorganization Charges                       --       (0.10)      (0.10)         --           0.07           --
                                       --------    --------------------------------    ------------------------
 Total Expenses                           12.63       11.72       11.73          --          12.33           --
                                       --------    --------------------------------    ------------------------
Income from Operations                 $  (0.57)   $  (0.04)   $  (0.05)   $     --    $     (0.39)  $       --
                                       ========    ================================    ========================

CAPITAL EXPENDITURES:
Acquisition/property sales             $    (30)   $    282    $    282    $     --    $       252   $       --
Exploration/development                  15,114         768    $    768          --         15,882           --
                                       --------    --------------------------------    ------------------------
 Total                                 $ 15,084    $  1,049    $  1,049    $     --    $    16,134   $       --


------------------
(1) April includes 5.7 million from settlement of terminated hedging contracts.

                                 FORCENERGY INC
                        CONSOLIDATED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT PER BOE AMOUNTS)
                                     4/30/99



                                           CURRENT MONTH                            YEAR TO DATE
                                   -------------------------------      -------------------------------------
                                    ACTUAL     BUDGET   VARIANCE           ACTUAL      BUDGET     VARIANCE
                                   -------------------------------      -------------------------------------
REVENUE
Oil and Gas Sales                  $ 25,245      $     --     $ 25,245      $ 71,446     $      --     $ 71,446
Hedging gain/(loss)                      --            --           --         7,747            --        7,747
                                   --------      --------     --------      --------     ---------     --------
 Total Oil and Gas Sales             25,245            --       25,245        79,193            --       79,193
Other                                    20            --           20           278            --          278
                                   --------      --------     --------      --------     ---------     --------
 Total Revenue                       25,265            --       25,265        79,471            --       79,471
                                   --------      --------     --------      --------     ---------     --------

EXPENSES
Lease Operating Expenses              9,918            --        9,918        33,294            --       33,294
Production Taxes                        445            --          445         1,290            --        1,290
Dep. Deprec & Amortiz                13,958            --       13,958        42,942            --       42,942
General & Administrative              1,037            --        1,037         4,570            --        4,570
Reorganization Charges                 (217)           --         (217)          457            --          457
                                   --------      --------     --------      --------     ---------     --------
 Total Expenses                      25,141            --       25,141        82,553            --       82,553
                                   --------      --------     --------      --------     ---------     --------

INCOME FROM OPERATIONS                  124            --          124        (3,082)           --       (3,082)
Interest and Other Income(1)          6,564            --        6,564         6,667            --        6,667
Interest Expense, net of cap         (5,926)           --       (5,926)      (17,761)           --      (17,761)
Income Tax (Provision) Benefit           --            --           --            --            --           --
                                   --------      --------     --------      --------     ---------     --------
 NET INCOME/(LOSS)                 $    762      $     --     $    762      $(14,176)    $      --     $(14,176)
                                   ========      ========     ========      ========     =========     ========

EBITDA:                            $ 20,646      $     --     $ 20,646      $ 46,527            --     $ 46,527

DISCRETIONARY CASH FLOW (DCF):     $ 14,297      $     --     $ 14,297      $ 26,602            --     $ 26,602


PER BOE:

REVENUE
Oil and Gas Sales                  $  11.67      $     --     $  11.67      $  10.73     $      --     $  10.73
Hedging gain/(loss)                      --            --           --          1.16            --         1.15
                                   --------      --------     --------      --------     ---------     --------
 Total Oil and Gas Sales              11.67            --        11.67         11.90            --        11.88
Other                                  0.01            --         0.01          0.04            --         0.04
                                   --------      --------     --------      --------     ---------     --------
 Total Revenue                        11.68            --        11.68         11.94            --        11.93

EXPENSES
Lease Operating Expenses               4.58            --         4.58          5.00            --         5.00
Production Taxes                       0.21            --         0.21          0.19            --         0.19
Dep. Deprec & Amortiz                  6.45            --         6.45          6.45            --         6.45
General & Administrative               0.48            --         0.48          0.69            --         0.69
Reorganization Charges                (0.10)           --        (0.10)         0.07            --         0.07
                                   --------      --------     --------      --------     ---------     --------
 Total Expenses                       11.72            --        11.72         12.33            --        12.33
                                   --------      --------     --------      --------     ---------     --------

                                   --------      --------     --------      --------     ---------     --------
INCOME FROM OPERATIONS                (0.04)           --        (0.04)        (0.39)           --        (0.40)
                                   ========      ========     ========      ========     =========     ========

EBITDA                             $   9.54            --     $   9.54      $   6.99     $      --     $   6.99
                                   ========      ========     ========      ========     =========     ========

----------------
(1) Includes 5.7 million from settlement of terminated hedging contracts.

                                 FORCENERGY INC
                           CONSOLIDATED BALANCE SHEET
                         (IN THOUSANDS, EXCEPT RATIOS)
                                    4/30/99

                                                       CURRENT        PRIOR                         PRIOR
                                                        MONTH         MONTH           BUDGET       YEAR-END
                                                     -----------    -----------      ---------   -----------
                           ASSETS
Cash - non-debtor                                    $     2,025    $     1,775      $      --   $     1,690
Cash - debtor                                             34,552          4,809             --            --
Accounts Receivable                                       33,234         33,970             --        28,433
Prepaid Expenses                                           2,742          2,815             --         3,635
Other                                                     14,516         15,016             --        16,033
                                                     -----------    -----------      ---------   -----------
 TOTAL CURRENT ASSETS                                     87,069         58,385             --        49,791
                                                     -----------    -----------      ---------   -----------

PROPERTY AND EQUIPMENT AT COST
Oil and Gas Properties                                 1,495,642      1,494,757             --     1,479,709
Office Equipment                                          10,022          9,847             --         9,809
                                                     -----------    -----------      ---------   -----------
                                                       1,505,664      1,504,604             --     1,489,518
Accumulated Depletion, Depreciation & Amortization      (921,512)      (907,554)            --      (878,570)
                                                     -----------    -----------      ---------   -----------
NET PROPERTY & EQUIPMENT                                 584,152        597,050             --       610,948
                                                     -----------    -----------      ---------   -----------

OTHER ASSETS                                              12,658         12,425             --        17,729
                                                     -----------    -----------      ---------   -----------

TOTAL ASSETS                                         $   683,879    $   667,860             --   $   678,468
                                                     ===========    ===========      =========   ===========

              LIABILITIES & STOCKHOLDER'S EQUITY

Accounts Payable                                     $     3,386             --             --            --
Revenue and Royalties Payable                              2,700             --             --            --
Accrued Interest                                           6,271             --             --            --
Accrued Drilling Costs                                       774             --             --            --
Other Accrued Expenses                                     8,834             --             --            --
                                                     -----------    -----------      ---------   -----------
    TOTAL POST-PETITION LIABILITIES                       21,965             --             --            --
                                                     -----------    -----------      ---------   -----------

Accounts Payable                                          63,061         53,405             --        42,183
Revenue and Royalties Payable                              2,967          6,002             --         4,588
Accrued Interest                                           9,019          9,019             --        10,799
Accrued Drilling Costs                                     5,314         11,198             --        25,725
Other Accrued Expenses                                     6,196         13,641             --        23,724
Current Maturities of Long-term Debt                     689,473        689,473             --        27,112
                                                     -----------    -----------      ---------   -----------
    TOTAL PRE-PETITION LIABILITIES                       776,030        782,738             --       134,131
                                                     -----------    -----------      ---------   -----------

                                                     -----------    -----------      ---------   -----------
 TOTAL CURRENT LIABILITIES                               797,995        782,738             --            --
                                                     -----------    -----------      ---------   -----------
LONG-TERM DEBT                                                --             --             --       644,588
                                                     -----------    -----------      ---------   -----------
DEFERRED TAXES                                                --             --             --            --
                                                     -----------    -----------      ---------   -----------

STOCKHOLDER'S EQUITY
Common Stock                                                 248            248             --           247
Capital in excess of par value                           346,446        346,446             --       346,136
Retained Earnings (Deficit) - Post-petition                  762             --             --      (446,634)
Retained Earnings (Deficit) - Pre-petition              (461,572)      (461,572)
                                                     -----------    -----------      ---------   -----------
 TOTAL STOCKHOLDERS EQUITY                              (114,116)      (114,878)            --      (100,251)
                                                     -----------    -----------      ---------   -----------

 TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY          $   683,879    $   667,860             --   $   544,337
                                                     ===========    ===========      =========   ===========

OUTSTANDING COMMON SHARES                                 24,755         24,754             --        24,747


                                 FORCENERGY INC
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (IN THOUSANDS)
                                    4/30/99

                                                        CURRENT MONTH                       YEAR TO DATE
                                               --------------------------------    --------------------------------
                                                ACTUAL      BUDGET     VARIANCE     ACTUAL       BUDGET    VARIANCE
                                               --------------------------------    --------------------------------
OPERATING ACTIVITIES:
   Net Income                                  $    762     $    --    $    762    $(14,176)    $    --    $(14,176)
   Equity in Net Income of Subsidiary              (352)         --        (352)       (570)         --        (570)
   Dep, Deprec & Amort                           13,958          --      13,958      42,942          --      42,942
   Amort. of Debt Issuance Costs                    120          --         120         453          --         453
   Deferred Interest                                 --          --          --          --          --          --
   Deferred taxes                                    --          --          --          --          --          --
   Other                                             --          --          --          --          --          --
                                               --------------------------------    --------------------------------
Net cash provided by operating activities        14,488          --      14,488      28,649          --      28,649
   before changes in working capital

Changes in Assets and Liabilities:
   Accounts Receivable                              736          --         736      (4,801)         --      (4,801)
   Prepaid Expenses                                  73          --          73         893          --         893
   Other Short-term Assets                          500          --         500       1,517          --       1,517
POST-PETITION:
Accounts Payable                                  3,386          --       3,386       3,386          --       3,386
Revenue and Royalties Payable                     2,700          --       2,700       2,700          --       2,700
Accrued Interest                                  6,271          --       6,271       6,271          --       6,271
Accrued Drilling Costs                              774          --         774         774          --         774
Other Accrued Expenses                            8,834          --       8,834       8,834          --       8,834
PRE-PETITION:
Accounts Payable                                  9,656          --       9,656      20,878          --      20,878
Revenue and Royalties Payable                    (3,035)         --      (3,035)     (1,621)         --      (1,621)
Accrued Interest                                     (1)         --          (1)     (1,780)         --      (1,780)
Accrued Drilling Costs                           (5,884)         --      (5,884)    (20,411)         --     (20,411)
Other Accrued Expenses                           (7,445)         --      (7,445)    (17,528)         --     (17,528)
   Deferred Taxes                                    --          --          --          --          --          --
                                               --------------------------------    --------------------------------
 Total cash from operations                      31,053          --      31,053      27,761          --      27,761
                                               --------------------------------    --------------------------------

INVESTING ACTIVITIES:
Acquisitions of oil & gas properties               (282)         --        (282)       (252)         --        (252)
Capital expenditures                               (768)         --        (768)    (15,882)         --     (15,882)
Sale of oil & gas properties                        (10)         --         (10)        (12)         --         (12)
Increase in Other Assets                             --          --          --       5,188          --       5,188
Dividends received from subsidiary                   --          --          --          --          --          --
                                               --------------------------------    --------------------------------
 Total cash from investing activities            (1,060)         --      (1,060)    (10,958)         --     (10,958)
                                               --------------------------------    --------------------------------

FINANCING ACTIVITIES:
Borrowings under senior credit facility              --          --          --      26,473          --      26,473
Repayments under senior credit facility              --          --          --      (8,700)         --      (8,700)
Issuance of long-term debt                           --          --          --          --          --          --
Proceeds from sale of common stock                   --          --          --         311          --         311
                                               --------------------------------    --------------------------------
 Total cash provided by financing activities         --          --          --      18,084          --      18,084
                                               --------------------------------    --------------------------------

NET INCR (DECR) IN CASH                          29,993          --      29,993      34,887          --      34,887

CASH AT BEGINNING OF PERIOD                       6,584          --       6,584       1,690          --       1,690
                                               --------------------------------    --------------------------------

CASH AT END OF PERIOD                          $ 36,577     $    --    $ 36,577    $ 36,577     $    --    $ 36,577
                                               ================================    ================================

                                 FORCENERGY INC
                         SUMMARY OF PRODUCTION ACTIVITY
                                 (IN THOUSANDS)
                                    4/30/99

                                                                   CURRENT MONTH
                          --------------------------------------------------------------------------------------------------------
                                                                                                         REVENUE
                                                                                     ---------------------------------------------
                                  PRODUCTION                 AVERAGE PRICE                                          VARIANCE
                          ------------------------  ------------------------------                       -------------------------
                          ACTUAL  BUDGET  VARIANCE    ACTUAL    BUDGET   VARIANCE    ACTUAL    BUDGET    VOLUME    PRICE     TOTAL
                          ------------------------  ------------------------------   ---------------------------------------------
OIL
  Actual sales              855      --     855    $   13.45  $    --   $   13.45   $11,484   $    --   $11,501   $   --   $11,501
  Hedging gain/(loss)        --      --      --           --       --          --        --        --        --       --        --
                                                   ------------------------------   ----------------------------------------------
       Total                                       $   13.45  $    --   $   13.45    11,484        --    11,501       --    11,501
                                                   ------------------------------   ----------------------------------------------

     % Hedged                 0%      0%      0%


GAS
  Actual sales            7,648      --   7,648    $    1.76  $    --   $    1.76    13,483        --   $13,483   $   --    13,483
  Hedging gain/(loss)        --      --      --           --       --          --        --        --        --       --        --
                                                   ------------------------------   ----------------------------------------------
       Total                                       $    1.76  $    --   $    1.76    13,483        --    13,483       --    13,483
                                                   ------------------------------   ----------------------------------------------

     % Hedged                 0%      0%      0%

Plant products               33      --      33    $    8.42  $    --   $    8.42       278        --       269       --       269
Salt Water Disposal          --      --      --    $    0.32  $    --   $    0.32        --        --        --       --        --
Sulfur                       --      --      --    $   21.50  $    --   $   21.50        --        --        --       --        --
Other                                                                                    20        --        20       --        20
                                                                                    ----------------------------------------------
Total Revenue                                                                       $25,265   $    --   $ 25,273  $   --   $25,273
                                                                                    ==============================================


                                                                       YEAR TO DATE
                       -----------------------------------------------------------------------------------------------------------
                                                                                                      REVENUE
                                                                                --------------------------------------------------
                                                          AVERAGE PRICE                                        VARIANCE
                           PRODUCTION               ------------------------                        ------------------------------
                       ACTUAL   BUDGET  VARIANCE    ACTUAL  BUDGET  VARIANCE    ACTUAL      BUDGET  VOLUME       PRICE      TOTAL
                       -------------------------    ------------------------    --------------------------------------------------
OIL
  Actual sales          2,619      --   2,619       $11.39     $ --  $11.39     $ 29,845      $ --  $ 29,829     $     3   $29,832
  Hedging gain/(loss)     450      --     450         0.56       --    0.56        1,468        --        --       1,468     1,468
                                                   ------------------------     --------------------------------------------------
       Total                                        $11.95     $ --  $11.95     $ 31,313      $ --    29,829       1,471    31,300
                                                   ------------------------     --------------------------------------------------
     % Hedged             17%             17%


GAS
  Actual sales         23,651      --  23,651       $ 1.73     $ --  $ 1.73       40,881        --  $ 40,883     $    --    40,883
  Hedging gain/(loss)  11,730      --  11,730         0.27       --    0.27        6,279        --        --       6,279     6,279
                                                   ------------------------     --------------------------------------------------
       Total                                        $ 1.99     $ --  $ 1.99       47,160        --    40,883       6,279    47,162
                                                   ------------------------     --------------------------------------------------
     % Hedged             50%             50%

Plant products             95      --      95       $ 7.59     $ --  $ 7.59          721        --       724          --       724
Salt Water Disposal        38      --      38       $ 0.32     $ --  $ 0.32           12        --        --          12        12
Sulfur                   0.19      --    0.19       $21.50     $ --  $21.50            4        --        --           4         4
Other                                                                                261        --       261          --       261
                                                                                ---------------------------------------------------
Total Revenue                                                                   $ 79,471      $ --  $ 71,697     $ 7,766   $79,463
                                                                                ===================================================

                                 FORCENERGY INC
                               REVENUE BY REGION
                                 ACCRUAL BASIS
                                 (IN THOUSANDS)
                                    04/30/99



                          CURRENT MONTH         QUARTER TO DATE             YEAR TO DATE                    QUARTERLY
                    ----------------------  ------------------------  -----------------------   -----------------------------------
                    ACTUAL BUDGET VARIANCE  ACTUAL  BUDGET  VARIANCE  ACTUAL  BUDGET VARIANCE      1Q     2Q          3Q      4Q
                    ----------------------  ------------------------  -----------------------   -----------------------------------
Oil Revenue
Gulf of Mexico      $ 5,120  $ --  $ 5,120  $ 5,120  $  --   $ 5,120  $13,785  $  --  $13,785   $ 8,665  $ 5,120    $   --   $   --
Alaska                4,049    --    4,049    4,049     --     4,049    9,628     --    9,628     5,579    4,049        --       --
Onshore               2,315    --    2,315    2,315     --     2,315    6,432     --    6,432     4,117    2,315        --       --
International            --    --       --       --     --        --       --     --       --        --       --        --       --
                    ----------------------  ------------------------  -----------------------   -----------------------------------
     Total          $11,484  $ --  $11,484  $11,484  $  --   $11,484  $29,845  $  --  $29,845   $18,361  $11,484    $   --   $   --
                    ----------------------  ------------------------  -----------------------   -----------------------------------

Products
Gulf of Mexico      $   136  $ --  $   136  $   136  $  --   $   136  $   362  $  --  $   362   $   226  $   136    $   --   $   --
Alaska                   --    --       --       --     --        --       --     --       --        --       --        --       --
Onshore                 142    --      142      142     --       142      359     --      359       217      142        --       --
International            --    --       --       --     --        --       --     --       --        --       --        --       --
                    ----------------------  ------------------------  -----------------------   -----------------------------------
     Total          $   278  $ --  $   278  $   278  $  --   $   278  $   721  $  --  $   721   $   443  $   278    $   --   $   --
                    ----------------------  ------------------------  -----------------------   -----------------------------------

Total Liquids
Gulf of Mexico      $ 5,256  $ --  $ 5,256  $ 5,256  $  --   $ 5,256  $14,147  $  --  $14,147   $ 8,891  $ 5,256    $   --   $   --
Alaska                4,049    --    4,049    4,049     --     4,049    9,628     --    9,628     5,579    4,049        --       --
Onshore               2,457    --    2,457    2,457     --     2,457    6,791     --    6,791     4,334    2,457        --       --
International            --    --       --       --     --        --       --     --       --        --       --        --       --
                    ----------------------  ------------------------  -----------------------   -----------------------------------
     Total          $11,762  $ --  $11,762  $11,762  $  --   $11,762  $30,566  $  --  $30,566   $18,804  $11,762    $   --   $   --
                    ----------------------  ------------------------  -----------------------   -----------------------------------

Natural Gas
Gulf of Mexico      $12,294  $ --  $12,294  $12,294  $  --   $25,245  $37,365  $  --  $37,365   $25,071  $12,294        --   $   --
Alaska                   --    --       --       --     --        --       --     --       --        --       --        --       --
Onshore               1,189    --    1,189    1,189     --     1,189    3,516     --    3,516     2,327    1,189        --       --
International            --    --       --       --     --        --       --     --       --        --       --        --       --
                    ----------------------  ------------------------  -----------------------   -----------------------------------
     Total          $13,483  $ --  $13,483  $13,483  $  --   $13,483  $40,881  $  --  $40,881   $27,398  $13,483    $   --   $   --
                    ----------------------  ------------------------  -----------------------   -----------------------------------

Total Equivalents
Gulf of Mexico      $17,550  $ --  $17,550  $17,550  $  --   $25,245  $51,512  $  --  $51,512   $33,962  $17,550    $   --   $   --
Alaska                4,049    --    4,049    4,049     --     4,049    9,628     --    9,628     5,579     4,049       --       --
Onshore               3,646    --    3,646    3,646     --     3,646   10,307     --   10,307     6,661     3,646       --       --
International            --    --       --       --     --        --       --     --       --        --        --       --       --
                    ----------------------  ------------------------  -----------------------   -----------------------------------
     Total          $25,245 $  --  $25,245  $25,245  $  --   $25,245  $71,447  $  --   $71,44   $46,202   $25,245   $   --   $   --
                    ======================  ========================  =======================   ===================================



                                 FORCENERGY INC
                              PRODUCTION BY REGION
                                  ACCRUAL BASIS
                                 (IN THOUSANDS)
                                    04/30/99


                            CURRENT MONTH          QUARTER TO DATE            YEAR TO DATE                    QUARTERLY
                      -----------------------  ----------------------    -----------------------  --------------------------------
                      ACTUAL BUDGET  VARIANCE  ACTUAL BUDGET VARIANCE    ACTUAL  BUDGET VARIANCE   1Q        2Q       3Q       4Q
                      -----------------------  ----------------------    -----------------------  --------------------------------
OIL PRODUCTION
Gulf of Mexico         360     --      360      360     --      360       1,083    --   1,083        723     360       --       --
Alaska                 325     --      325      325     --      325         998    --     998        673     325       --       --
Onshore                170     --      170      170     --      170         538    --     538        368     170       --       --
International           --     --       --       --     --       --          --    --      --         --      --       --       --
                  -------------------------  -----------------------   -----------------------   ----------------------------------
     Total             855     --      855      855     --      855       2,619    --   2,619      1,764     855       --       --
                  -------------------------  -----------------------   -----------------------   ----------------------------------
PRODUCTS
Gulf of Mexico          14     --       14       14     --       14          40    --      40         26      14       --       --
Alaska                  --     --       --       --     --       --          --    --      --         --      --       --       --
Onshore                 19     --       19       19     --       19          55    --      55         36      19       --       --
International           --     --       --       --     --       --          --    --      --         --      --       --       --
                  -------------------------  -----------------------   -----------------------   ----------------------------------
     Total              33     --       33       33     --       33          95    --      95         62      33       --       --
                  -------------------------  -----------------------   -----------------------   ----------------------------------
TOTAL LIQUIDS
Gulf of Mexico         374     --      374      374     --      374       1,123    --   1,123        749     374       --       --
Alaska                 325     --      325      325     --      325         998    --     998        673     325       --       --
Onshore                189     --      189      189     --      189         593    --     593        404     189       --       --
International           --     --       --       --     --       --          --    --      --         --      --       --       --
                  -------------------------  -----------------------   -----------------------   ----------------------------------
     Total             888     --      888      888     --      888       2,714    --   2,714      1,826     888       --       --
                  -------------------------  -----------------------   -----------------------   ----------------------------------
Natural Gas
Gulf of Mexico       7,015     --    7,015    7,015     --    7,015      21,492    --  21,492     14,477   7,015       --       --
Alaska                  --     --       --       --     --       --          --    --      --         --      --       --       --
Onshore                633     --      633      633     --      633       2,159    --   2,159      1,526     633       --       --
International           --     --       --       --     --       --          --    --      --         --      --       --       --
                  -------------------------  -----------------------   -----------------------   ----------------------------------
     Total           7,648     --    7,648    7,648     --    7,648      23,651    --  23,651     16,003   7,648       --       --
                  -------------------------  -----------------------   -----------------------   ----------------------------------
TOTAL BOE
Gulf of Mexico       1,543     --    1,543    1,543     --    1,543       4,705    --   4,705      3,162   1,543       --       --
Alaska                 325     --      325      325     --      325         998    --     998        673     325       --       --
Onshore                295     --      295      295     --      295         953    --     953        658     295       --       --
International           --     --       --       --     --       --          --    --      --         --      --       --       --
                  -------------------------  -----------------------   -----------------------   ----------------------------------
     Total           2,163     --    2,163    2,163     --    2,163       6,656    --   6,656      4,493   2,163       --       --
                  =========================  =======================   =======================   ==================================

                                 FORCENERGY INC
                              FIELD PRICE BY REGION
                                 ACCRUAL BASIS
                                    04/30/99

                                 CURRENT MONTH         QUARTER TO DATE         YEAR TO DATE                    QUARTERLY
                             ---------------------- ---------------------- ----------------------    -----------------------------
                             ACTUAL BUDGET VARIANCE ACTUAL BUDGET VARIANCE ACTUAL BUDGET VARIANCE      1Q      2Q      3Q      4Q
                             ---------------------- ---------------------- ----------------------    -----------------------------
OIL PRICES ($/BBL)
Gulf of Mexico               $14.22                 $14.22                 $12.73                    $11.98  $14.22
Alaska                        12.48                  12.46                   9.65                      8.29   12.46
Onshore                       13.62                  13.62                  11.96                     11.19   13.62
International                    --                     --                     --                        --      --
                             ---------------------- ---------------------- ----------------------    -----------------------------
     Total                   $13.45                 $13.43                 $11.40                    $10.41  $13.43
                             ---------------------- ---------------------- ----------------------    -----------------------------

PRODUCT PRICES ($/BBL)
Gulf of Mexico               $ 9.71                 $ 9.71                 $ 9.05                    $ 8.69  $ 9.71
Alaska                           --                     --                     --                        --      --
Onshore                        7.47                   7.47                   6.53                      6.03    7.47
International                    --                     --                     --                        --      --
                             ---------------------- ---------------------- ----------------------    -----------------------------
     Total                     8.42                   8.42                 $ 7.59                    $ 7.15  $ 8.42
                             ---------------------- ---------------------- ----------------------    -----------------------------

TOTAL LIQUIDS ($/BBL)
Gulf of Mexico               $14.05                 $14.05                 $12.60                    $11.87  $14.05
Alaska                        12.46                  12.46                   9.65                      8.29   12.46
Onshore                       13.00                  13.00                  11.45                     10.73   13.00
International                    --                     --                     --                        --      --
                             ---------------------- ---------------------- ----------------------    -----------------------------
     Total                   $13.27                 $13.25                 $11.26                    $10.30  $13.25
                             ---------------------- ---------------------- ----------------------    -----------------------------

NATURAL GAS PRICES ($/MCF)
Gulf of Mexico               $ 1.75                 $ 1.75                 $ 1.74                    $ 1.73  $ 1.75
Alaska                           --                     --                     --                        --      --
Onshore                        1.88                   1.88                   1.63                      1.52    1.88
International                    --                     --                     --                        --      --
                             ---------------------- ---------------------- ----------------------    -----------------------------
     Total                   $ 1.76                 $ 1.76                 $ 1.73                    $ 1.71  $ 1.76
                             ---------------------- ---------------------- ----------------------    -----------------------------

TOTAL EQUIVALENTS ($/BOE)
Gulf of Mexico               $11.37                 $11.37                 $10.95                    $10.74  $11.37
Alaska                        12.46                  12.46                   9.65                      8.29   12.46
Onshore                       12.38                  12.38                  10.82                     10.12   12.38
International                    --                     --                     --                        --      --
                             ---------------------- ---------------------- ----------------------    -----------------------------
     Total                   $11.70                 $11.67                 $10.73                    $10.28  $11.67
                             ====================== ====================== ======================    =============================

AVERAGE NYMEX
Oil                          $16.95  $  --  $16.95  $16.95  $  --  $16.95  $13.86   $  --   $13.86   $12.82  $16.95   $  --   $  --
Gas                          $ 1.85  $  --  $ 1.85  $ 1.85  $  --  $ 1.85  $ 1.78   $  --   $ 1.78   $ 1.75  $ 1.85   $  --   $  --

                                 FORCENERGY INC
                                  LOE BY REGION
                                 ACCRUAL BASIS
                                 (IN THOUSANDS)
                                    04/30/99


                         CURRENT MONTH            QUARTER TO DATE            YEAR TO DATE                     QUARTERLY
                    -----------------------  ------------------------ -------------------------   --------------------------------
                    ACTUAL  BUDGET VARIANCE  ACTUAL  BUDGET  VARIANCE ACTUAL   BUDGET  VARIANCE     1Q       2Q       3Q      4Q
                    -----------------------  ------------------------ -------------------------   --------------------------------
LOE
Gulf of Mexico      $5,292  $  --   $5,292   $5,292   $  --   $5,292  $16,361   $  --   $16,361   $11,069   $5,292   $  --   $  --
Alaska               2,006     --    2,006    2,006      --    2,006    6,203      --     6,203     4,197    2,006      --      --
Onshore              2,203     --    2,203    2,203      --    2,203    6,810      --     6,810     4,607    2,203      --      --
                    ----------------------   -----------------------  -------------------------   --------------------------------
     Total          $9,501  $  --   $9,501   $9,501   $  --   $9,501  $29,374   $  --   $29,374   $19,873   $9,501   $  --   $  --
                    ----------------------   -----------------------  -------------------------   --------------------------------

EXP W/O & MAJ R&M
Gulf of Mexico      $  410  $  --   $  410   $  410   $  --   $  410  $ 2,979   $  --   $ 2,979   $ 2,570   $  410   $  --   $  --
Alaska                  (9)    --       (9)      (9)     --       (9)     796      --       796       804       (9)     --      --
Onshore                 17     --       17       17      --       17      145      --       145       128       17      --      --
                    ----------------------   -----------------------  -------------------------   --------------------------------
     Total          $  418  $  --   $  418   $  418   $  --   $  418  $ 3,920   $  --   $ 3,920   $ 3,502   $  418   $  --   $  --
                    ----------------------   -----------------------  -------------------------   --------------------------------

TOTAL LOE
Gulf of Mexico      $5,702  $  --   $5,702   $5,702   $  --   $5,702  $19,340   $  --   $19,340   $13,639   $5,702   $  --   $  --
Alaska               1,998     --    1,998    1,998      --    1,998    6,999      --     6,999     5,001    1,998      --      --
Onshore              2,219     --    2,219    2,219      --    2,219    6,955      --     6,955     4,736    2,219      --      --
                    ----------------------   -----------------------  -------------------------   --------------------------------
     Total          $9,918  $  --   $9,918   $9,918   $  --   $9,918  $33,294   $  --   $33,294   $23,376   $9,918   $  --   $  --
                    ======================   =======================  =========================   ================================



PER BOE:
LOE
Gulf of Mexico      $ 3.43     --   $ 3.43   $ 3.43   $  --   $ 3.43  $  3.48   $  --   $  3.48   $  3.50   $ 3.43   $  --   $  --
Alaska                6.17     --     6.17     6.17      --     6.17     6.22      --      6.22      6.24     6.17      --      --
Onshore               7.48     --     7.48     7.48      --     7.48     7.15      --      7.15      7.00     7.48      --      --
                    ----------------------   -----------------------  -------------------------   --------------------------------
     Total          $ 4.39     --   $ 4.39   $ 4.39   $  --   $ 4.39  $  4.41   $  --   $  4.41   $  4.42   $ 4.39   $  --   $  --
                    ----------------------   -----------------------  -------------------------   --------------------------------

EXP W/O & MAJ R&M
Gulf of Mexico      $ 0.27  $  --   $ 0.27   $ 0.27   $  --   $ 0.27  $  0.63   $  --   $  0.63   $  0.81   $ 0.27   $  --   $  --
Alaska               (0.03)    --    (0.03)   (0.03)     --    (0.03)    0.80      --      0.80      1.20    (0.03)     --      --
Onshore               0.06     --     0.06     0.06      --     0.06     0.15      --      0.15      0.19     0.06      --      --
                    ----------------------   -----------------------  -------------------------   --------------------------------
     Total          $ 0.19  $  --   $ 0.19   $ 0.19   $  --   $ 0.19  $  0.59   $  --   $  0.59   $  0.78   $ 0.19   $  --   $  --
                    ----------------------   -----------------------  -------------------------   --------------------------------

TOTAL LOE
Gulf of Mexico      $ 3.69  $  --   $ 3.69   $ 3.69   $  --   $ 3.69  $  4.11   $  --   $  4.11   $  4.31   $ 3.69   $  --   $  --
Alaska                6.15     --     6.15     6.15      --     6.15     7.01      --      7.01      7.43     6.15      --      --
Onshore               7.54     --     7.54     7.54      --     7.54     7.30      --      7.30      7.19     7.54      --      --
                    ----------------------   -----------------------  -------------------------   --------------------------------
     Total          $ 4.59  $  --   $ 4.59   $ 4.59   $  --   $ 4.59  $  5.00   $  --   $  5.00   $  5.20   $ 4.59   $  --   $  --
                    ======================   =======================  =========================   ================================

                                 FORCENERGY INC
                    GENERAL & ADMINISTRATIVE EXPENSE SUMMARY
                                 (IN THOUSANDS)
                                    04/30/99

TOTAL COMPANY

                                                   CURRENT MONTH                         YEAR TO DATE
                                     ------------------------------------       --------------------------------
                                         ACTUAL       BUDGET     VARIANCE       ACTUAL       BUDGET     VARIANCE
                                     ------------------------------------       --------------------------------
MAJOR CATEGORY
Regular Office Costs                     $ 1,507        --       $ 1,507        $ 6,373        --       $ 6,373
Legal Expenses                                11        --            11            347        --           347
Consulting Fees                               99        --            99            435        --           435
Professional Fees                              1        --             1              9        --             9
Financing Fees/Expenses                       23        --            23            110        --           110
Insurance                                      7        --             7            154        --           154
Franchise and Intangible Taxes                 1        --             1             90        --            90
Other                                         --        --            --             31        --            31
                                         -------------------------------        -------------------------------
  Total Incurred                           1,649        --         1,649          7,549        --         7,549
                                         -------------------------------        -------------------------------
COSTS ALLOCATED OUT
Engineering                                 (544)       --          (544)        (2,614)       --        (2,614)
COPAS O/H                                    (68)       --           (68)          (365)       --          (365)
                                         -------------------------------        -------------------------------
  Total allocated out                       (612)       --          (612)        (2,979)       --        (2,979)
                                         -------------------------------        -------------------------------
   Net G&A expenses                        1,037        --         1,037          4,570        --         4,570
                                         -------------------------------        -------------------------------
REORGANIZATION CHARGES:
Legal Expenses                                --        --            --            198        --           198
Accounting Fees                             (237)       --          (237)           237        --           237
Bank Fees                                     --        --            --             --        --            --
Other                                         20        --            20             22        --            22
                                         -------------------------------        -------------------------------
   Reorganization Charges                   (217)       --          (217)           457        --           457
                                         -------------------------------        -------------------------------
Total G&A/Reorganization charges         $   820    $   --       $   820        $ 5,027    $   --       $ 5,027
                                         ===============================        ===============================

                                 FORCENERGY INC
            ACTUAL/BUDGET COMPARISON - CAPITAL EXPENDITURES SUMMARY
                                 (IN THOUSANDS)
                                    04/30/99

                                          CURRENT MONTH                   YEAR TO DATE
                                   -----------------------------    --------------------------
                                    ACTUAL    BUDGET    VARIANCE    ACTUAL   BUDGET   VARIANCE
                                   -----------------------------    --------------------------
CATEGORY:

DRILLING PROGRAM
 Exploratory Drilling              $ (1,907)   $   --   $ (1,907)   $  1,276    $-    $  1,276
 Exploitation Drilling                    5        --          5           9     --          9
 Developmental Drilling                   1        --          1         742     --        742
 Recompletions                          662        --        662       2,890     --      2,890
 Capitalized Workovers                 (172)       --       (172)        349     --        349
 Production Facilities                  589        --        589       3,265     --      3,265
 Lease Bonuses and Delay Rentals        222        --        222         456     --        456
 Abandonment                             79        --         79       1,321     --      1,321
 Geological & Geophysical                 7        --          7       1,088     --      1,088
 Other Leasehold Costs                   72        --         72         265     --        265
                                   -----------------------------    --------------------------
     Subtotal - Drilling Program       (441)       --       (441)     11,661     --     11,661
                                   -----------------------------    --------------------------

MISCELLANEOUS
 Capitalized G&A                        543        --        543       2,617     --      2,617
 Capitalized Interest                   489        --        489       1,480     --      1,480
 Other - Office F/F                     175        --        175         213     --        213
 O&G Tangible Inventory                   1        --          1         (89)    --        (89)
 Other Unallocated                       --                               --     --         --
                                   -----------------------------    --------------------------
     Subtotal - Miscellaneous         1,209        --      1,209       4,221     --      4,221
                                   -----------------------------    --------------------------

ACQUISITIONS (NOT BUDGETED)
  Proved Leasehold Cost                 211        --        211         190     --        190
  Lease & Well Equipment                 70        --         70          62     --         62
  Unproved Lease Cost                    --        --         --          --     --         --
   Other (1)                             --        --         --          --     --         --
                                   -----------------------------    --------------------------
   Sub-Total                            282        --        282         252     --        252
                                   -----------------------------    --------------------------

                                   -----------------------------    --------------------------
Total Capital                      $  1,049    $   --   $  1,049    $ 16,134    $--   $ 16,134
                                   =============================    ==========================


WELLS COMPLETED:
  Gross
    Exploratory                          --        --         --         1.0     --        1.0
    Developmental                        --        --         --         2.0     --        2.0
    Non-Productive                       --        --         --         2.0     --        2.0
                                   -----------------------------    --------------------------
                                         --        --         --         5.0     --        5.0
                                   =============================    ==========================

  Net
    Exploratory                          --        --         --         0.3     --        0.3
    Developmental                        --        --         --         0.2     --        0.2
    Non-Productive                       --        --         --         0.6     --        0.6
                                   -----------------------------    --------------------------
                                         --        --         --         1.1     --        1.1
                                   =============================    ==========================

                                 FORCENERGY INC
                          TRENDED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT PER BOE AMOUNTS)
                                    4/30/99

                                  Jan       Feb       Mar        Apr        May  Jun    Jul    Aug   Sep     Oct  Nov    Dec Total
                                 ---------------------------------------------------------------------------------------------------
REVENUE
Oil and Gas Sales                $18,929   $15,114   $12,158   $ 25,245                                                     $ 71,446
Hedging gain/(loss)                3,143     2,292     2,312         --                                                        7,747
                                 ---------------------------------------------------------------------------------------------------
 Total Oil and Gas Sales          22,072    17,406    14,470     25,245     --    --     --     --     --     --   --     --  79,193
Other                                138        68        52         20                                                          278
                                 ---------------------------------------------------------------------------------------------------
 Total Revenue                    22,210    17,474    14,522     25,265     --    --     --     --     --     --   --     --  79,471
                                 ---------------------------------------------------------------------------------------------------
EXPENSES
Lease Operating Expenses           8,798     8,452     6,126      9,918                                                       33,294
Production Taxes                     256       270       319        445                                                        1,290
Depl, Deprec & Amortiz            12,236    10,451     6,297     13,958                                                       42,942
General & Administrative           1,160     1,333     1,040      1,037                                                        4,570
Reorganization Charges                --        --       674       (217)                                                         457
                                 ---------------------------------------------------------------------------------------------------
 Total Expenses                   22,450    20,506    14,456     25,141     --    --     --     --     --     --   --     --  82,553
                                 ---------------------------------------------------------------------------------------------------

Income from Operations              (240)   (3,032)       66        124     --    --     --     --     --     --   --     -- (3,082)
Interest and Other Income             59       146      (102)     6,564                                                       6,667
Interest Expense, net of cap      (4,391)   (4,270)   (3,174)    (5,926)                                                    (17,761)
Income Tax (Provision) Benefit        --        --        --         --                                                          --
                                 ---------------------------------------------------------------------------------------------------
 Net Income                      $(4,572)  $(7,156)  $(3,210)  $    762   $ --  $ --   $ --   $ --   $ --   $ -- $ -- $ -- $(14,176)
                                 ===================================================================================================

EBITDA                           $12,055   $ 7,565   $ 6,261   $ 20,646   $ --  $ --   $ --   $ --   $ --   $ -- $ -- $ -- $ 46,527
                                 ===================================================================================================

EBITDA as % of O&G Sales              55%       43%       43%        82%     0%    0%     0%     0%     0%     0%   0%   0%      59%
                                 ===================================================================================================

DISCRETIONARY CASH FLOW          $ 7,387   $ 2,785   $ 2,609   $ 14,297   $ --  $ --   $ --   $ --   $ --   $ -- $ -- $ -- $ 26,602
                                 ===================================================================================================




                                                                                                                         YTD
Per BOE:                                                                                                               Average
REVENUE
Oil and Gas Sales                $10.59  $910.31   $11.67   $   --    $ --  $ --   $ --   $ --   $ --   $ -- $ -- $ -- $   10.73
Hedging gain/(loss)                1.76     1.50     1.96       --      --    --     --     --     --     --   --   --      1.16
                                 -----------------------------------------------------------------------------------------------
 Total Oil and Gas Sales          12.35    11.40    12.27    11.67      --    --     --     --     --     --   --   --     11.90
Other                              0.08     0.04     0.04     0.01      --    --     --     --     --     --   --   --      0.04
                                 -----------------------------------------------------------------------------------------------
 Total Revenue                    12.42    11.44    12.32    11.68      --    --     --     --     --     --   --   --     11.94

EXPENSES
Lease Operating Expenses           4.92     5.53     5.20     4.58      --    --     --     --     --     --   --   --      5.00
Production Taxes                   0.14     0.18     0.27     0.21      --    --     --     --     --     --   --   --      0.19
Dep. Deprec & Amortiz              6.84     6.84     5.34     6.45      --    --     --     --     --     --   --   --      6.45
General & Administrative           0.65     0.87     0.88     0.48      --    --     --     --     --     --   --   --      0.69
Reorganization  Charges              --       --     0.57    (0.10)     --    --     --     --     --     --   --   --      0.07
                                 -----------------------------------------------------------------------------------------------
 Total Expenses                   12.56    13.43    11.69    11.72      --    --     --     --     --     --   --   --     12.33
                                 -----------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS            (0.14)   (1.99)    0.63    (0.04)     --    --     --     --     --     --   --   --     (0.39)
Interest and Other Income          0.03     0.10    (0.09)    3.03      --    --     --     --     --     --   --   --      1.00
Interest Expense, net of cap      (2.46)   (2.80)   (2.69)   (2.74)     --    --     --     --     --     --   --   --     (2.67)
Income Tax Provision                 --       --       --       --      --    --     --     --     --     --   --   --        --
                                 -----------------------------------------------------------------------------------------------
 Net Income                      $(2.56) $ (4.69)  $(2.15)  $ 0.25    $ --  $ --   $ --   $ --   $ --   $ -- $ -- $ -- $   (2.06)
                                 ===============================================================================================
 EBITDA                          $ 6.74  $ 4.95    $ 5.31   $ 9.54    $ --  $--    $ --   $ --   $ --   $ -- $ -- $ -- $    6.99
                                 ===============================================================================================

                                 FORCENERGY INC
                             TRENDED BALANCE SHEET
                         (IN THOUSANDS, EXCEPT RATIOS)
                                    4/30/99

                                    Jan        Feb          Mar        Apr        May    Jun   Jul    Aug    Sep    Oct    Nov   Dec
                                 ---------------------------------------------------------------------------------------------------
                   ASSETS

Cash - non-debtor               $   17,233  $    6,118  $    1,775  $    2,025   $ --   $ --   $ --   $ --  $ --   $ --   $ --  $ --
Cash - debtor                           --          --       4,809      34,552
Accounts Receivable                 29,855      29,897      33,970      33,234
Prepaid Expenses                     3,489       3,197       2,815       2,742
Other                               16,511      15,890      15,016      14,516
                                ----------------------------------------------------------------------------------------------------
 Total Current Assets               67,088      55,102      58,385      87,069     --     --     --     --    --     --     --    --
                                ----------------------------------------------------------------------------------------------------

Prop and Equip, at Cost
Oil and Gas Properties           1,482,179   1,489,731   1,494,757   1,495,642
Office Equipment                     9,839       9,841       9,847      10,022
                                ----------------------------------------------------------------------------------------------------
                                 1,492,018   1,499,572   1,504,604   1,505,664     --     --     --     --    --     --     --    --
                                ----------------------------------------------------------------------------------------------------
Accum Depl, Deprec & Amort        (890,806)   (901,257)   (907,554)   (921,512)
                                ----------------------------------------------------------------------------------------------------
 Net Property & Equipment          601,212     598,315     597,050     584,152     --     --     --     --    --     --     --    --
                                ----------------------------------------------------------------------------------------------------

Other Assets                        12,178      12,756      12,425      12,658
                                ----------------------------------------------------------------------------------------------------

Total Assets                    $  680,478 $   666,173 $   667,860 $   683,879   $ --   $ --   $ --   $ --  $ --   $ --   $ --  $ --
                                ====================================================================================================

     Liab & Stkhlder's Equity

Accrued Interest                $       -- $        -- $        -- $     6,271
Accounts Payable                        --          --          --       3,386
Revenue and Royalties Payable           --          --          --       2,700
Accrued Drilling Costs                  --          --          --         774
Other Accrued Expenses                  --          --          --       8,834
                                ----------------------------------------------------------------------------------------------------
Total Post-petition liabilites          --          --          --      21,965     --     --     --     --    --     --     --    --
                                ----------------------------------------------------------------------------------------------------

Accounts Payable                    54,912      51,769      53,405      63,061
Revenue and Royalties Payable        4,264       4,937       6,002       2,967
Accrued Interest                    13,300       7,475       9,019       9,019
Accrued Drilling Costs              19,456      13,485      11,198       5,314
Other Accrued Expenses              19,358      15,575      13,641       6,196
Current Maturities of
 Long-Term Debt                     23,700      31,400     689,473     689,473
                                ----------------------------------------------------------------------------------------------------
Total Pre-petition liabilites      134,990     124,641     782,738     776,030     --     --     --     --    --     --     --    --
                                ----------------------------------------------------------------------------------------------------
 Total Current Liabilities         134,990     124,641     782,738     797,995     --     --     --     --    --     --     --    --
                                ----------------------------------------------------------------------------------------------------
Long-Term Debt                     650,000     653,200          --          --     --     --     --     --    --     --     --    --
                                ----------------------------------------------------------------------------------------------------
Deferred Taxes                          --          --          --          --     --     --     --     --    --     --     --    --
                                ----------------------------------------------------------------------------------------------------
Stockholder's Equity
 Common Stock                          248         248         248         248
Capital in excess of
 par value                         346,446     346,446     346,446     346,446
Retained Deficit -
 Post-petition                          --          --          --         762
Retained Deficit -
 Pre-petition                     (451,206)   (458,362)   (461,572)   (461,572)
                                ----------------------------------------------------------------------------------------------------
 Total Stockholders Equity        (104,512)   (111,668)   (114,878)   (114,116)    --     --     --     --    --     --     --    --
                                ----------------------------------------------------------------------------------------------------
 Total Liab and Stkhlder's
  Equity                        $  680,478 $   666,173 $   667,860 $   683,879   $ --   $ --   $ --   $ --  $ --   $ --   $ --  $ --
                                ====================================================================================================
Outstanding Common Shares           24,748      24,748      24,748      24,755

                                 FORCENERGY INC
                        TRENDED STATEMENT OF CASH FLOWS
                                 (IN THOUSANDS)
                                    4/30/99

                             Jan     Feb     Mar     Apr    May      Jun     Jul     Aug     Sep    Oct     Nov      Dec    Total
                         -----------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
   Net Income            $ (4,572)$ (7,156)$(3,210)$   762                                                                 $(14,176)
   Equity in Net
    Income of
    Subsidiary               (43)     (114)    (61)   (352)                                                                    (570)
   Dep, Deprec &
    Amortiz               12,236    10,451   6,297  13,958                                                                   42,942
   Amort. of Debt
     Issuance Costs           93        94     146     120                                                                      453
   Deferred Interest          --        --      --      --                                                                       --
   Deferred Taxes             --        --      --      --                                                                       --
   Other                      --        --      --      --                                                                       --
                         -----------------------------------------------------------------------------------------------------------
Net cash provided by
  operating activities     7,714     3,275   3,172  14,488      --      --      --      --      --      --      --      --   28,649
  before changes in
  working capital
Changes in Assets and
  Liabilities:
   Accounts Receivable     (1,422)     (42) (4,073)    736                                                                   (4,801)
   Prepaid Expenses           146      292     382      73                                                                      893
   Other Current Assets      (478)     621     874     500                                                                    1,517
POST- PETITION:
Accounts Payable -
  Post petition                --       --      --   3,386                                                                    3,386
Revenue and Royalties
  Payable - Post-
  petition                     --       --      --   2,700                                                                    2,700
Accrued Interest -
  Post-petition                --       --      --   6,271                                                                    6,271
Accrued Drilling Costs -
  Post-petition                --       --      --     774                                                                      774
Other Accrued Expenses -
  Post-petition                --       --      --   8,834                                                                    8,834
PRE-PETITION:
Accounts Payable -
  Pre-petion               12,729   (3,143)  1,636   9,656                                                                   20,878
Revenue and Royalties
  Payable - Pre-petition     (324)     673   1,065  (3,035)                                                                  (1,621)
Accrued Interest -
  Pre-petition              2,501   (5,825)  1,545      (1)                                                                  (1,780)
Accrued Drilling Costs-
  Pre-petition             (6,269)  (5,971) (2,287) (5,884)                                                                 (20,411)
Other Accrued Expenses -
  Pre-petition             (4,366)  (3,783) (1,934) (7,445)                                                                 (17,528)
   Deferred Taxes              --       --      --      --                                                                       --
                          ---------------------------------------------------------------------------------------------------------
 Total cash from
   operations               10,231 (13,903)    380  31,053      --      --      --      --      --      --      --      --   27,761
                          ---------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Acquisitions of oil &
  gas properties               (3)    (232)    265    (282)                                                                    (252)
Capital expenditures       (2,497)  (7,322) (5,295)   (768)                                                                 (15,882)
Sales of oil & gas
  properties                   --       --      (2)    (10)                                                                     (12)
Decrease in Other Assets    5,501     (557)    244      --                                                                    5,188
Dividends received from
  Subsidiary                   --       --      --      --                                                                       --
                          ---------------------------------------------------------------------------------------------------------
 Total cash from
  investing activities      3,001   (8,111) (4,788) (1,060)     --      --      --      --      --      --      --      --  (10,958)
                          ---------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Borrowings under senior
  creditfacility            3,000   14,400   9,073      --                                                                   26,473
Repayments under senior
  credit facility          (1,000)  (3,500) (4,200)     --                                                                   (8,700)
Proceeds from sale of
  common stock                311       --      --      --                                                                      311
                          ---------------------------------------------------------------------------------------------------------
 Total cash from
   financing activities     2,311   10,900   4,873      --      --      --      --      --      --      --      --      --   18,084
                          ---------------------------------------------------------------------------------------------------------
NET INCR (DECR) IN CASH    15,543  (11,114)    465  29,993      --      --      --      --      --      --      --      --   34,887

CASH AT BEGINNING OF
 PERIOD                     1,690   17,233   6,119   6,584  36,577  36,577  36,577  36,577  36,577  36,577  36,577  36,577    1,690
                          ---------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD     $17,233 $  6,119 $ 6,584 $36,577 $36,577 $36,577 $36,577 $36,577 $36,577 $36,577 $36,577 $36,577 $ 36,577
                          =========================================================================================================


                                 FORCENERGY INC
                          ACCOUNTS RECEIVABLE ANALYSIS
                         (IN THOUSANDS, EXCEPT RATIOS)
                                    04/30/99





                         JAN          FEB          MAR         APR       MAY    JUN     JUL     AUG     SEP     OCT     NOV    DEC
                      --------------------------------------------------------------------------------------------------------------
Monthly sales         $ 18,929     $ 15,114     $ 12,158     $ 25,245
Accrued Revenue         22,671       21,595       25,606       24,702

Number of Days              37           44           65           30


JIB Receivable
-------------------
 Current                (1,309)       3,802        2,942        2,676
 1 - 30                  2,327        1,202        1,733          927
 31 - 60                 3,764        1,172          967        1,516
 61 - 90                   579          556          852          969
 > 90                    2,913        3,567        3,568        4,144
                      -------------------------------------------------------------------------------------------------------------
 Total                $  8,273     $ 10,298     $ 10,062     $ 10,232   $  --  $  --   $  --   $  --   $  --   $  --   $ --   $  --
                      -------------------------------------------------------------------------------------------------------------

 % > 60                  42.21%       40.03%       43.93%       49.97%
 % > 90                  35.21%       34.63%       35.46%       40.50%

Summary
-------------------
 Accrued Revenue        22,671       21,595       25,606       24,702
 JIB Receivable          8,273       10,298       10,062       10,232
 Other Receivables         911            4          302          300
Allowance for D/A       (2,000)      (2,000)      (2,000)      (2,000)
                      -------------------------------------------------------------------------------------------------------------
Total A/R             $ 29,855     $ 29,897     $ 33,970     $ 33,234   $  --  $  --   $  --   $  --   $  --   $  --   $ --   $  --
                      -------------------------------------------------------------------------------------------------------------

                                 FORCENERGY INC
                      POST-PETITION ACCOUNTS PAYABLE AGING
                         (IN THOUSANDS, EXCEPT RATIOS)
                                    04/30/99

                                                                      MAY(1)
                                                                  -----------
 0 - 30                                                              $1,738
 31 - 60                                                                129
 > 60                                                                    --
                                                                  -----------
 Total                                                              $ 1,867
                                                                  -----------

Adjustments:
Add:
 Checks Disbursed 5/1/99 - 5/7/99                                       507
 Reclass of outstanding checks to Accounts Payable                    2,664
 (Checks cut and mailed, not yet cleared bank)
Subtract:
 Invoices entered into Accounts Payable 5/1/99 - 5/7/99              (1,652)

                                                                    -------
Post-petition Accounts Payable at April 30, 1999                     $3,386
                                                                    =======


------------------
(1) Represents aging balances as of May 7, 1999

CASE NAME:  FORCENERGY INC                                                   NO. 99-11391 "A"
            jointly administered with

            FORCENERGY RESOURCES INC                                         NO. 99-11392 "A"

                                  CASH RECEIPTS AND DISBURSEMENTS SUMMARY STATEMENT

                              FOR PERIOD                          3/22/99    TO          4/30/99

                                                  CASH RECONCILIATION

     BEGINNING CASH BALANCE PER MONTHLY FINANCIAL PACKAGE                                            $4,809,540.62

     SUBTRACT:  Reclassification of Outstanding Checks and Other                                    ($1,948,161.00)

1.  BEGINNING CASH BALANCE                                                                           $2,861,379.62
                                                                                                    --------------
2.  CASH RECEIPTS                                             $35,751,988.20
    (Total Cash Receipts from line 2 on all Form 2-D's)       --------------

3.  CASH DISBURSEMENTS                                       ($11,022,910.92)
                                                             ---------------
    (Total Cash Disbursements from line 3 on all Form 2-D's)

4.  NET CASH FLOW                                                                                   $24,729,077.28
                                                                                                    --------------
5.  TOTAL ADJUSTMENTS                                          $4,298,362.56
                                                               -------------
5a. Reclassification of Outstanding Checks and Other           $2,664,000.00
                                                               -------------                        --------------
6.  ENDING CASH BALANCE                                                                             $34,552,819.46
                                                                                                    ==============
                              CASH SUMMARY - ENDING BALANCE

                                                                  Amount*            Financial Institution
                                                                  -------            ---------------------
PAYROLL ACCOUNT                                               ($2,663,604.55)   NORTHERN TRUST
OPERATING ACCOUNT                                              $1,552,697.66    FIRST UNION
OTHER                                                             $56,552.77    GOLDMAN SACHS
PETTY CASH                                                           $881.03    N/A
PETTY CASH                                                           $876.04    N/A
PETTY CASH                                                         $1,000.00    N/A
OPERATING ACCOUNT                                                $587,086.22    NORTHERN TRUST
OPERATING ACCOUNT                                                 $23,397.50    NORTHERN TRUST
OPERATING ACCOUNT                                                 ($3,626.06)   N/A
OPERATING ACCOUNT                                             $30,204,500.58    NORTHERN TRUST
OPERATING ACCOUNT                                                ($28,132.61)   JEFFERSON GUARANTY BANK
OPERATING ACCOUNT                                                 $14,997.43    BANK OF AMERICA
OPERATING ACCOUNT                                               ($818,646.22)   NORTHERN TRUST
OPERATING ACCOUNT                                                $701,196.20    NORTHERN TRUST
OTHER                                                          $2,219,251.18    NORTHERN TRUST ROYALTY ESCROW
OPERATING ACCOUNT                                                ($12,785.49)   DEPOSIT GUARANTY NATL BANK
OPERATING ACCOUNT                                                 $53,177.78    BANK OF AMERICA

5a. Outstanding Check reclassification to Accounts Payable        $2,664,000.00
--------------------------------------------------------------------------------
               TOTAL (must agree with line 6 above)           $34,552,819.46
                                                              ==============

*  These amounts should be equal to the previous month's balance for the account plus this month's receipts less this month's disbursements.
===============================================================================
ADJUSTED CASH DISBURSEMENTS

                                                              --------------
Cash disbursements on Line 3 above less inter-account         $11,022,910.92
transfers and UST fees paid                                   ==============

NOTE:  This amount should be used to determine
       UST quarterly fees due.

CASE NAME:                                                     CASE NUMBER:
FORCENERGY INC                                                 NO: 99-11391 "A"
-------------------------------------------------------------------------------
jointly administered with
FORCENERGY RESOURCES INC                                       NO: 99-11391 "B"
-------------------------------------------------------------------------------

                                                        SUPPORTING SCHEDULES
                                                   For period 3/22/99 to 4/30/99

                                                         INSURANCE SCHEDULE

                                                                                                DATE OF              PREMIUM
TYPE                            CARRIER / AGENT                 COVERAGE ($)                    EXPIRATION           PAID
----                            ---------------                 ------------                    ----------           -------
Workers' Compensation
                         ---------------------------      -------------------------            ------------     ---------------
General Liability
                         ---------------------------      -------------------------            ------------     ---------------
Property (Fire, Theft)
                         ---------------------------      -------------------------            ------------     ---------------
Vehicle
                         ---------------------------      -------------------------            ------------     ---------------
Other (list):

---------------------    ---------------------------      -------------------------            ------------     ---------------
---------------------    ---------------------------      -------------------------            ------------     ---------------
---------------------    ---------------------------      -------------------------            ------------     ---------------
                                            NONE PAID THIS MONTH
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
---------------------

(1) Attach copy of certificate of insurance or declaration page of policy for any coverage renewed or replaced during the current reporting month.

(2) For the premium paid column enter "yes" if payment of premium is current or "no" if premium payment is delinquent. If no, explain on Form 2-F, Narrative.

CASE-NAME: Forcenergy Inc Jointly          CASE NUMBER: 99-11391-A
Administered with Forcenergy                            99-11329-A
Resources Inc
                                           TYPE OF BUSINESS:
                                           Oil & Gas Exploration and Production

                                   NARRATIVE

                   For Period Ending March 22 to May 28, 1999

Please provide a brief description of the significant business and legal action by the debtor, its creditors or the court during the reporting period. Comments should include any change in bank accounts, explanation of extraordinary expenses, and purpose of any new post-petition financing. Comments should also include debtor's efforts during the month to rehabilitate the business and to develop a plan.

The Company filed voluntarily for protection from its creditors under Chapter
11 of the Bankruptcy Code, on March 21, 1999. Forcenergy did not have a prearranged, or prepackaged plan; therefore, during this initial reporting period the Company spent a lot of time preparing various motions to the court, the most significant of which have been directed to cash collateral usage. Several preliminary cash collateral orders have been issued up to May 14, 1999, on which date the cash collateral order was issued. Negotiations with potential providers of debtor-in-possession financing are ongoing. Since the date of filing, Forcenergy has accumulated approximately $42 million in cash to use to pay for the post-petition costs of maintaining its producing properties.

The Company is working on a plan of reorganization and has initiated discussions with the secured creditors and the unsecured creditors committee. Additionally, on May 21, 1999 a Section 341 Debtor Conference was held.

The Company has taken several actions to date, with respect to bank accounts, as follows:

Accounts closed or in the process of closing:                      Number
---------------------------------------------                      ------
Northern Trust/Forcenergy Inc (Checking)                         1610002042
First Union/Forcenergy Inc (Lockbox)                             2090002373332*
First Union/Forcenergy GOM Inc. (Checking)                       2079940003154
Deposit Guarantee National Bank/Forcenergy Inc (Petty Cash)      900-2764303
Bank of America/Forcenergy Inc (Petty Cash)                      61517134
BankOne/Forcenergy Onshore Inc. (non-debtor)                     1820476800

* This account had two lockboxes - one for Forcenergy Onshore Inc. (non-debtor) and one for Forcenergy GOM Inc. The Forcenergy GOM Inc. lockbox was no longer necessary and therefore closed. The other lockbox remains open and is non-debtor.

Accounts opened:                                                   Number
----------------                                                   ------
Northern  Trust/Forcenergy Inc (Operating)                       1610004704
Northern Trust/Forcenergy Inc (Royalty)                          1610004715
Northern Trust/Forcenergy Inc (Unencumbered Escrow)              1617010824
Northern Trust/Forcenergy Inc (1996 Mortgage Escrow)             1617010835
Northern Trust/Forcenergy Inc (1999 Mortgage Escrow)             1617010846
Northern Trust/Forcenergy Inc (Petition Date Collateral)         1617011022
Deposit Guarantee National Bank/Forcenergy Inc (Petty Cash)      5200380059
Bank of America/Forcenergy Inc (Petty Cash)                      40465403
Northern Trust/ Forcenergy Inc (MMS Royalty Escrow)              1617003443
Northern Trust/Forcenergy Onshore Inc. (non-debtor)              1610004693

 OPERATIONS

Forcenergy's production for this initial reporting period averaged 21,700 barrels of oil per day and 186.5 MMcf per day of natural gas. Lease operating costs and general and administrative costs were relatively comparable to prior periods. The Company reported a slight profit for this period, compared with losses in prior months, primarily because of the receipt of $5.8 million in settlement proceeds from the liquidation of the Company's hedging contracts by the counterparty subsequent to the Chapter 11 filing.

Though the Company currently has a sizable amount of cash on hand, its ability to utilize that cash is subject to provisions of the Order Authorizing the Use of Cash Collateral dated May 14, 1999. The capital expenditure budget is subject to approval by the secured lenders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               FORCENERGY INC


Date: June 14, 1999



                                               By: /s/ E. Joseph Grady
                                               ---------------------------------
                                               E. Joseph Grady
                                               Vice President, Treasurer and
                                               Chief Financial Officer